Exhibit 23.16

                     Regan, Russell, Schickner & Shah, P.A.
                          Certified Public Accountants


                          INDEPENDENT AUDITORS' CONSENT


         As independent auditors, we hereby consent to the incorporation by reference of our report dated September 13, 1995 with respect to the Financial Statements of Nutrichem, Inc. for periods ended December 31, 1993 and November 17, 1994 in this Registration Statement on Form S-8 filed by PhyMatrix Corporation.


                                      /s/ Regan, Russell, Schickner & Shah, P.A.
                                          Regan, Russell, Schickner & Shah, P.A.
Columbia, Maryland

May 10, 1996